UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21751

Lazard World Dividend & Income Fund, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza
New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/19

Item 1. Report to Stockholders

Lazard World Dividend &
Income Fund, Inc.

Semi-Annual Report

June 30, 2019

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

●	Assets and income;

●	Investment experience;

●	Transaction history;

●	Credit history; and

●	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

●	To provide advisory services to you;

●	To open an account for you;

●	To process a transaction for your account;

●	To market products and services to you; and/or

●	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

●	The right to request and obtain a copy of your personal information that we maintain;

●	The right to correct your personal information that we maintain;

●	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

●	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

●	Lazard Asset Management LLC

●	Lazard Asset Management (Canada), Inc.[2]

●	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.

Performance Overview

(unaudited)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI*

Value at
06/30/19
LOR at Market Price	$23,181
LOR at Net Asset Value	19,908
MSCI ACWI	26,285

Average Annual Total Returns*
Periods Ended June 30, 2019

	One	Five	Ten
	Year	Years	Years
Market Price	4.24%	–0.87%	8.77%
Net Asset Value	2.34%	–1.68%	7.13%
MSCI ACWI	5.74%	6.16%	10.15%

*	Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of Lazard World Dividend & Income Fund, Inc. (the “Fund” or “LOR”) will fluctuate, so that Fund shares, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles, if any, and also exclude one-time adjustments related to settlement proceeds received from a class action lawsuit, and may differ from amounts reported in the financial highlights.

The performance data of the Index has been prepared from sources and data that Lazard Asset Managment LLC, the Fund’s investment manager (the “Investment Manager”) believes to be reliable, but no representation is made as to its accuracy. The Index is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 49 country indices comprising 23 developed and 26 emerging markets country indices. The Index is unmanaged, has no fees or costs and is not available for investment.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Performance Overview (concluded)

(unaudited)

Ten Largest Equity Holdings
June 30, 2019 (unaudited)

	Fair	Percentage of
Security	Value	Net Assets
Eaton Corp. PLC	$3,327,369	4.4%
Pfizer, Inc.	2,560,602	3.4
Rio Tinto PLC	2,338,488	3.1
Cisco Systems, Inc.	2,305,775	3.1
Total SA	2,079,479	2.8
Blackstone Mortgage Trust, Inc., Class A REIT	1,962,379	2.6
Johnson & Johnson	1,846,714	2.5
DBS Group Holdings, Ltd.	1,787,204	2.4
The Coca-Cola Co.	1,636,060	2.2
Brixmor Property Group, Inc. REIT	1,550,911	2.1

Portfolio Holdings Presented by Sector
June 30, 2019 (unaudited)

Percentage of
Sector	Total Investments
Communication Services	5.7%
Consumer Discretionary	6.3
Consumer Staples	3.7
Energy	9.1
Financials	20.6
Health Care	7.2
Industrials	10.0
Information Technology	11.0
Materials	4.5
Real Estate	4.8
Sovereign Debt	11.6
Utilities	2.8
Short-Term Investments	2.7
Total Investments	100.0%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

June 30, 2019 (unaudited)

Description	Shares	Fair Value
Common Stocks—96.0%
Australia—1.6%
Alumina, Ltd.	451,084	$739,152
Whitehaven Coal, Ltd.	179,508	463,777
		1,202,929
Belgium—0.8%
Shurgard Self Storage SA	16,583	599,757
Brazil—2.4%
BB Seguridade Participacoes SA	137,302	1,157,785
CCR SA	190,200	676,606
		1,834,391
Canada—2.1%
Alaris Royalty Corp.	68,250	980,323
Suncor Energy, Inc.	18,590	579,895
		1,560,218
China—5.7%
Agricultural Bank of China, Ltd., Class H	2,545,000	1,063,697
China Construction Bank Corp., Class H	1,359,180	1,168,008
JNBY Design, Ltd.	553,000	1,014,356
Ping An Insurance (Group) Co. of China, Ltd., Class H	88,000	1,059,145
		4,305,206
Finland—0.7%
Nordea Bank Abp	69,847	507,485
France—6.0%
Cie de Saint-Gobain	13,200	515,967
Engie SA	57,320	870,452
Faurecia SA	8,797	408,347
Gaztransport Et Technigaz SA	6,603	661,924
Total SA	37,166	2,079,479
		4,536,169
Hong Kong—3.3%
Hang Seng Bank, Ltd.	29,100	722,967
Kingboard Laminates Holdings, Ltd.	372,500	342,198
Sands China, Ltd.	289,200	1,386,311
		2,451,476
India—0.5%
Indiabulls Housing Finance, Ltd.	41,740	367,468
Israel—0.7%
Bank Leumi Le-Israel BM	75,322	544,266

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2019 (unaudited)

Description	Shares	Fair Value
Japan—4.6%
Amada Holdings Co., Ltd.	79,700	$906,515
Daiwa House Industry Co., Ltd.	38,300	1,118,521
Komatsu, Ltd.	37,000	896,627
Tokyo Electron, Ltd.	3,500	492,119
		3,413,782
Mexico—1.2%
Fibra Uno Administracion SA de CV REIT	287,700	381,027
Grupo Financiero Banorte SAB de CV, Class O	87,300	506,505
		887,532
Netherlands—1.2%
Royal Dutch Shell PLC, B Shares	27,460	895,706
Norway—2.0%
Mowi ASA	62,978	1,472,775
Peru—0.7%
Credicorp, Ltd.	2,230	510,469
Portugal—0.5%
Galp Energia SGPS SA	24,227	373,486
Russia—2.1%
Mobile TeleSystems PJSC Sponsored ADR	90,907	846,344
Severstal PJSC GDR	41,350	697,707
		1,544,051
Singapore—4.9%
BOC Aviation, Ltd.	57,900	485,761
DBS Group Holdings, Ltd.	93,100	1,787,204
NetLink NBN Trust	2,167,200	1,425,563
		3,698,528
South Africa—0.5%
Standard Bank Group, Ltd.	27,643	386,087
South Korea—0.7%
Samsung Electronics Co., Ltd.	13,683	557,883
Switzerland—1.6%
ABB, Ltd.	19,289	387,339
Novartis AG	8,789	803,904
		1,191,243
Taiwan—1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	16,025	627,699
Tripod Technology Corp.	136,000	482,733
		1,110,432

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2019 (unaudited)

Description	Shares	Fair Value
United Kingdom—6.1%
BP PLC	159,749	$1,116,393
Cineworld Group PLC	196,259	633,341
Legal & General Group PLC	141,683	484,968
Rio Tinto PLC	37,904	2,338,488
		4,573,190
United States—44.6%
Accenture PLC, Class A	6,309	1,165,714
Analog Devices, Inc.	3,618	408,364
AT&T, Inc.	22,753	762,453
Blackstone Mortgage Trust, Inc., Class A REIT	55,154	1,962,379
Brixmor Property Group, Inc. REIT	86,740	1,550,911
Camden Property Trust REIT	3,450	360,146
Chevron Corp.	6,214	773,270
Cisco Systems, Inc.	42,130	2,305,775
Citizens Financial Group, Inc.	29,345	1,037,639
Eaton Corp. PLC	39,954	3,327,369
Intel Corp.	11,130	532,793
International Game Technology PLC	46,200	599,214
Johnson & Johnson	13,259	1,846,714
JPMorgan Chase & Co.	4,577	511,709
Leggett & Platt, Inc.	34,771	1,334,163
Lowe’s Cos., Inc.	5,450	549,960
Medtronic PLC	8,260	804,441
MetLife, Inc.	10,600	526,502
Microsoft Corp.	8,790	1,177,508
PacWest Bancorp	24,774	961,974
Pattern Energy Group, Inc., Class A	65,162	1,504,591
Pfizer, Inc.	59,109	2,560,602
Raytheon Co.	4,080	709,430
Skyworks Solutions, Inc.	6,550	506,119
Texas Instruments, Inc.	5,689	652,870
The Coca-Cola Co.	32,130	1,636,060
United Technologies Corp.	3,900	507,780
Valero Energy Corp.	8,730	747,375
Verizon Communications, Inc.	19,380	1,107,179
Wells Fargo & Co.	21,470	1,015,960
		33,446,964
Total Common Stocks (Cost $68,937,653)		71,971,493

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2019 (unaudited)

Description	Principal Amount (000) («)	Fair Value
Foreign Government Obligations—13.0%
Brazil—3.2%
Brazil NTN-B:
6.00%, 05/15/21	600	$539,540
6.00%, 05/15/23	1,150	1,075,679
Brazil NTN-F, 10.00%, 01/01/27	2,656	794,336
		2,409,555
Dominican Republic—2.3%
Dominican Republic Bonds:
15.95%, 06/04/21 (#)	16,500	366,300
16.95%, 02/04/22 (#)	26,100	611,779
8.90%, 02/15/23	24,000	469,017
10.50%, 04/07/23	13,900	288,190
		1,735,286
Egypt—3.5%
Egypt Treasury Bills:
0.00%, 08/20/19	13,950	818,918
0.00%, 05/12/20	34,850	1,814,769
		2,633,687
Indonesia—0.7%
Indonesia Government Bonds, 8.375%, 09/15/26	6,853,000	515,400
Malaysia—1.6%
Malaysia Government Bonds:
3.654%, 10/31/19	2,756	668,055
3.62%, 11/30/21	2,110	514,185
		1,182,240
Russia—1.7%
Russia Government Bonds - OFZ:
7.95%, 10/07/26	22,440	367,801
7.05%, 01/19/28	57,800	902,635
		1,270,436
Total Foreign Government Obligations (Cost $9,777,511)		9,746,604

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2019 (unaudited)

Description	Shares	Fair Value
Short-Term Investments—3.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.17% (7 day yield) (Cost $2,269,987)	2,269,987	$2,269,987
Total Investments—112.0% (Cost $80,985,151) (»)		$83,988,084
Liabilities in Excess of Cash and Other Assets—(12.0)%		(9,009,000)
Net Assets—100.0%		$74,979,084

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2019 (unaudited)

Forward Currency Contracts open at June 30, 2019:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
ARS	22,653,350	USD	493,000	CIT	07/18/19	$27,073	$—
CLP	621,090,430	USD	893,000	HSB	07/12/19	23,690	—
CNY	7,549,912	USD	1,114,000	CIT	07/11/19	—	13,376
CNY	7,012,128	USD	1,015,000	CIT	08/08/19	6,835	—
COP	1,234,014,400	USD	368,000	SCB	07/12/19	15,836	—
COP	2,039,246,700	USD	617,000	SCB	07/12/19	17,300	—
COP	2,101,774,100	USD	643,000	SCB	07/26/19	10,003	—
CZK	16,009,000	USD	694,775	BNP	07/26/19	21,498	—
CZK	15,339,000	USD	674,320	CIT	06/08/20	14,696	—
CZK	17,042,000	USD	748,981	SCB	06/08/20	16,531	—
GHS	1,525,510	USD	281,330	CIT	08/21/19	—	5,352
GHS	4,071,925	USD	737,000	JPM	10/02/19	—	13,745
HUF	310,440,000	USD	1,096,417	CIT	07/19/19	—	2,553
HUF	165,180,000	USD	581,385	CIT	08/01/19	1,124	—
IDR	2,121,234,000	USD	146,000	CIT	09/20/19	2,656	—
IDR	6,590,880,000	USD	414,000	HSB	09/20/19	47,889	—
IDR	14,938,245,000	USD	1,009,000	HSB	09/20/19	37,872	—
ILS	3,030,000	USD	845,446	BNP	07/02/19	3,579	—
ILS	257,000	USD	71,201	CIT	07/02/19	811	—
ILS	3,329,000	USD	933,144	CIT	08/01/19	1,380	—
INR	76,796,727	USD	1,102,000	CIT	07/16/19	9,726	—
KES	44,229,800	USD	430,000	CIT	08/27/19	—	2,403
KZT	319,698,500	USD	814,000	HSB	09/19/19	14,417	—
KZT	323,850,500	USD	823,000	SCB	10/30/19	9,519	—
MXN	7,801,000	USD	394,620	CIT	07/12/19	11,154	—
MXN	2,006,000	USD	99,928	HSB	07/12/19	4,416	—
MXN	7,165,000	USD	372,962	HSB	07/12/19	—	269
MXN	7,369,000	USD	382,514	HSB	08/01/19	—	459
MXN	2,404,000	USD	125,000	JPM	07/12/19	46	—
PEN	2,465,265	USD	737,000	HSB	08/09/19	10,466	—
PEN	3,720,328	USD	1,124,000	HSB	09/06/19	2,792	—
PHP	58,249,796	USD	1,133,000	HSB	07/25/19	2,887	—
PLN	4,049,000	USD	1,063,750	BNP	07/11/19	20,994	—
RUB	22,718,155	USD	349,000	CIT	07/17/19	9,602	—
SGD	1,031,000	USD	756,872	HSB	07/12/19	5,292	—
SGD	935,000	USD	677,069	HSB	08/16/19	14,512	—
THB	7,979,000	USD	255,639	CIT	08/16/19	4,808	—
THB	20,945,000	USD	684,582	HSB	07/26/19	—	1,258
TRY	2,178,000	USD	371,247	HSB	07/26/19	—	256
UGX	687,897,000	USD	179,842	CIT	07/09/19	5,588	—
UGX	1,393,987,500	USD	375,000	CIT	07/09/19	765	—
UGX	1,375,771,000	USD	361,000	CIT	07/22/19	8,886	—
USD	2,203,096	AUD	3,172,000	HSB	08/22/19	—	27,438
USD	301,000	BRL	1,238,164	CIT	05/18/20	—	12,253
USD	699,261	CZK	16,009,000	CIT	07/26/19	—	17,012
USD	576,000	DOP	29,525,472	CIT	08/01/19	—	4,417
USD	92,489	GHS	536,760	SCB	08/21/19	—	4,616
USD	175,000	GHS	988,750	SCB	08/21/19	—	3,874

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2019 (unaudited)

Forward Currency Contracts open at June 30, 2019 (concluded):

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	919,622	ILS	3,287,000	CIT	07/02/19	$—	$1,416
USD	349,228	RUB	22,718,155	CIT	07/17/19	—	9,374
USD	152,000	RUB	9,853,400	HSB	07/17/19	—	3,535
USD	383,068	ZAR	5,431,000	SCB	07/12/19	—	2,039
UYU	18,919,636	USD	547,000	HSB	09/06/19	—	16,046
UYU	19,027,942	USD	547,000	HSB	10/04/19	—	15,928
UYU	13,447,544	USD	356,000	HSB	05/29/20	—	621
ZAR	5,431,000	USD	383,837	HSB	07/12/19	1,269	—
ZAR	10,147,000	USD	688,735	HSB	07/12/19	30,779	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$416,691	$158,240

Currency Abbreviations:

ARS	— Argentinian Peso	HUF	— Hungarian Forint	PLN	— Polish Zloty
AUD	— Australian Dollar	IDR	— Indonesian Rupiah	RUB	— Russian Ruble
BRL	— Brazilian Real	ILS	— Israeli Shekel	SGD	— Singapore Dollar
CLP	— Chilean Peso	INR	— Indian Rupee	THB	— Thai Baht
CNY	— Chinese Renminbi	KES	— Kenyan Shilling	TRY	— New Turkish Lira
COP	— Colombian Peso	KZT	— Kazakhstan Tenge	UGX	— Ugandan Shilling
CZK	— Czech Koruna	MXN	— Mexican New Peso	USD	— United States Dollar
DOP	— Dominican Republic Peso	PEN	— Peruvian New Sol	UYU	— Uruguayan Peso
GHS	— Ghanaian Cedi	PHP	— Philipine Peso	ZAR	— South African Rand

Counterparty Abbreviations:

BNP	— BNP Paribas SA
CIT	— Citibank NA
HSB	— HSBC Bank USA NA
JPM	— JPMorgan Chase Bank NA
SCB	— Standard Chartered Bank

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments

June 30, 2019 (unaudited)

(«)	Principal amount denominated in respective country’s currency.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2019, these securities amounted to 1.3% of net assets.
(»)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Portfolio holdings by industry† (as a percentage of net assets):

Common Stocks
Aerospace & Defense	1.6%
Auto Components	0.5
Banks	14.3
Beverages	2.2
Building Products	0.7
Capital Markets	1.3
Communications Equipment	3.1
Diversified Telecommunication Services	4.4
Electrical Equipment	5.0
Electronic Equipment, Instruments & Components	1.1
Equity Real Estate Investment Trusts (REITs)	3.1
Entertainment	0.8
Food Products	2.0
Health Care Equipment & Supplies	1.1
Hotels, Restaurants & Leisure	2.6
Household Durables	1.8
Independent Power & Renewable Electricity Producers	2.0
Insurance	4.3
IT Services	1.6
Machinery	2.4
Metals & Mining	5.0
Mortgage Real Estate Investment Trusts (REITs)	2.6
Multi-Utilities	1.2
Oil, Gas & Consumable Fuels	10.3
Pharmaceuticals	6.9
Real Estate Management & Development	2.3
Semiconductors & Semiconductor Equipment	4.3
Software	1.6
Specialty Retail	0.7
Technology Hardware, Storage & Peripherals	0.7
Textiles, Apparel & Luxury Goods	1.4
Thrifts & Mortgage Finance	0.5

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (concluded)

June 30, 2019 (unaudited)

Portfolio holdings by industry† (as a percentage of net assets):

Trading Companies & Distributors	0.6
Transportation Infrastructure	0.9
Wireless Telecommunication Services	1.1
Subtotal	96.0
Foreign Government Obligations	13.0
Short-Term Investments	3.0
Total Investments	112.0%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

ASSETS
Investments in securities, at fair value (cost $80,985,151)	$83,988,084
Foreign currency, at fair value (cost $835,741)	843,088
Dividends and interest receivable	473,327
Gross unrealized appreciation on forward currency contracts	416,691
Total assets	85,721,190

LIABILITIES
Payables for:
Reorganization (Note 1)	240,394
Tender offer (Note 14)	168,561
Management fees	73,250
Investments purchased	45
Line of credit outstanding	9,948,000
Gross unrealized depreciation on forward currency contracts	158,240
Other accrued expenses and payables	153,616
Total liabilities	10,742,106
Net assets	$74,979,084

NET ASSETS
Paid in capital (Note 2(f))	$91,286,096
Distributable earnings (Accumulated loss)	(16,307,012)
Net assets	$74,979,084
Shares of common stock outstanding*	6,880,183
Net asset value per share	$10.90
Market value per share	$9.95

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2019 (unaudited)

INVESTMENT INCOME (LOSS)

Income:
Dividends (net of foreign withholding taxes of $111,220)	$2,101,142
Interest (net of foreign withholding taxes of $2,016)	461,226
Total investment income	2,562,368

Expenses:
Management fees (Note 3)	443,474
Reorganization (Note 1)	306,817
Tender offer (Note 14)	225,000
Professional services	91,106
Custodian fees	34,303
Stockholders’ reports	25,170
Stockholders’ services	15,928
Stockholders’ meeting	10,909
Administration fees	10,454
Directors’ fees and expenses	4,034
Other	29,490
Total expenses before interest expense	1,196,685
Interest expense	167,115
Total expenses	1,363,800
Net investment income (loss)	1,198,568

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments	(965,838)
Foreign currency transactions	(67,320)
Forward currency contracts	583,123
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(450,035)
Net change in unrealized appreciation (depreciation) on:
Investments	8,257,202
Foreign currency translations	(2,270)
Forward currency contracts	(8,489)
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	8,246,443
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	7,796,408
Net increase (decrease) in net assets resulting from operations	$8,994,976

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$1,198,568	$3,643,458
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(450,035)	(2,191,167)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	8,246,443	(14,368,079)
Net increase (decrease) in net assets resulting from operations	8,994,976	(12,915,788)

Distributions to Stockholders (Note 2(f)):
Net investment income and net realized gains	(2,393,891)	(860,411)
Return of capital	—	(5,256,623)
Net decrease in net assets resulting from distributions	(2,393,891)	(6,117,034)
Total increase (decrease) in net assets	6,601,085	(19,032,822)
Net assets at beginning of period	68,377,999	87,410,821
Net assets at end of period	$74,979,084	$68,377,999

Transactions in Capital Shares:
Common shares outstanding at beginning of period	6,880,183	6,880,183
Common shares outstanding at end of period	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2019 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$8,994,976
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
(Increase) Decrease in dividends and interest receivable	(42,728)
Accretion of bond discount and amortization of bond premium, net	(159,946)
Increase (Decrease) in other accrued expenses and payables	443,987
Net realized (gain) loss on investments, foreign currency transactions and forward currency contracts	450,035
Net change in unrealized (appreciation) depreciation on investments, foreign currency translations and forward currency contracts	(8,246,443)
Net realized (gain) loss on forward currency contracts	583,123
Purchases of long-term investments	(32,495,480)
Proceeds from disposition of long-term investments	33,110,249
Proceeds from disposition of short-term investments, net	57,160
Net cash provided by (used in) operating activities	2,694,933

Cash flows from financing activities:
Cash distributions paid (Note 2(f))	(2,393,891)
Gross drawdowns in line of credit balance	480,000
Gross paydowns in line of credit balance	(1,010,000)
Net cash provided by (used in) financing activities	(2,923,891)

Effect of exchange rate changes on cash	(69,590)
Net increase (decrease) in cash and foreign currency	(298,548)

Cash, restricted cash and foreign currency*:
Beginning balance	1,141,636
Ending balance	$843,088

Supplemental disclosure of cash flow information:
Cash paid during the period for interest expense	$(143,528)

*	Includes cash of $0 and $224,787, cash collateral due from broker on forward currency contracts of $0 and $30,000 and foreign currency of $843,088 and $886,849 as of June 30, 2019 and December 31, 2018, respectively.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Six Months Ended	Year Ended
	6/30/19†	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$9.94	$12.70	$11.16	$10.59	$14.12	$15.91
Income (Loss) from investment operations:
Net investment income (loss)	0.18	0.53	0.50	0.50 ^	0.51	0.85
Net realized and unrealized gain (loss)	1.13	(2.40)	1.77	0.76	(3.12)	(1.61)
Total from investment operations	1.31	(1.87)	2.27	1.26	(2.61)	(0.76)
Less distributions from (Note 2(f)):
Net investment income	(0.35)	(0.13)	(0.70)	(0.45)	(0.14)	(1.03)
Return of capital	—	(0.76)	(0.03)	(0.24)	(0.78)	—
Total distributions	(0.35)	(0.89)	(0.73)	(0.69)	(0.92)	(1.03)
Net asset value, end of period	$10.90	$9.94	$12.70	$11.16	$10.59	$14.12
Market value, end of period	$9.95	$8.51	$11.63	$9.91	$9.11	$13.10
Total Return based upon (a):
Net asset value	12.65%	–15.50%*	20.82%	12.35%^	–19.39%	–5.14%
Market value	20.44%	–20.32%	25.34%	17.21%	–24.45%	–2.91%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$74,979	$68,378	$87,411	$76,778	$72,839	$97,122
Ratios to average net assets (b):
Net expenses	3.72%	2.20%	1.97%	2.03%^	1.90%	1.75%
Total expenses	3.72%	2.20%	1.97%	2.06%	1.90%	1.75%
Net investment income (loss)	3.27%	4.50%	4.09%	4.59%^	3.97%	5.50%
Portfolio turnover rate	40%	56%	74%	82%	76%	71%
Asset coverage per $1,000 of loan outstanding (c)	$8,537	$7,526	$9,308	$7,401	$9,500	$11,366
Bank borrowing outstanding (in thousands)	$9,948	$10,478	$10,521	$11,994	$8,569	$9,369

†	Unaudited.
^	Refer to Note 4 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Fund in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Fund. There was a 0.03% impact on the net expenses and net investment income (loss) ratios of the Fund.
*	The Fund received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and was recorded in the period received. There was a 0.09% impact on the total return of the Fund.
(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sale of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sale of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Returns for a period of less than one year are not annualized.
(b)	Annualized for a period of less than one year.
(c)	Calculated as the sum of the Fund’s Net Assets and line of credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the line of credit outstanding and multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements

June 30, 2019 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund” or “LOR”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

As previously announced, the Boards of Directors of the Fund and Lazard Global Total Return and Income Fund, Inc. (“LGI”) have approved, subject to stockholder approvals, the merger of the Fund with and into LGI (the “Reorganization”). Stockholders of the Fund and LGI as of August 20, 2019 will be asked to approve the Reorganization at the 2019 annual meeting of stockholders, scheduled to be held on October 18, 2019. If approved by stockholders, the Reorganization will become effective on or about October 31, 2019, and it is currently anticipated that, in contemplation of the Reorganization, a substantial amount of the Fund’s equity securities (potentially all of such securities), all Currency Commitments (defined below) and certain debt securities would be sold by the Fund.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

Calculation of the Fund’s net asset value (“NAV”) may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of the Fund is calculated.

The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depository Receipts (“ADRs”) or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

is received by the Fund. Interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Fund’s NAV per share.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of NAV, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in NAV, or less of an increase in NAV, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Taxes—The Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

At December 31, 2018, the Fund had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Short-Term	Long-Term
$8,029,496	$9,834,678

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2018, the Fund had no such losses to defer.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$80,985,151	$6,309,554	$3,048,170	$3,261,384

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, wash sales, return of capital distributions, interest tax withholding disallowed for tax, reclass of foreign capital gain taxes, prior year REIT true up, deferrals of foreign currency straddles and distributions from real estate investment trusts and other corporations. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the US Securities and Exchange Commission (the “SEC”) facili-

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

tating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid throughout the year, the Fund issues any required notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”), each stating that the Fund has distributed more than its then-current net investment income. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.lazardassetmanagement.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investments during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(g) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund primarily on the basis of relative net assets.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—NAV per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

3. Investment Management Agreement

The Fund has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

investment objective and policies, including the purchase, retention and disposition of securities, and provides the Fund with administrative, operational and compliance assistance services.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. For the period ended June 30, 2019, the effective annualized management fee, as a percentage of the Fund’s average net assets, was 1.21%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy which focuses on the highest yielding equity securities selected using LAM’s relative value strategy and generally consists of approximately 60 to 100 US and non-US equity securities, including ADRs, of companies of any size consisting primarily of securities held by other portfolios managed by LAM, including investments in emerging markets. “Currency Investments” are investments in emerging market currencies (primarily by entry into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, and also may include debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of the financial exposure represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement.”

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$ 500	$ 500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$ 8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

4. Administration and Custody Agreements

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the period ended June 30, 2019, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $232,000, (2) an additional annual fee of $33,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $23,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statement of Operations shows the Independent Directors’ fees and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2019 were $30,655,291 and $30,573,555, respectively.

For the period ended June 30, 2019, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings is payable at the higher of the Federal Funds rate or the reserve adjusted LIBOR rate plus 0.95%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment (0.25% per annum if the unused portion is equal to or exceeds 25% of the committed

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

line amount), payable quarterly in arrears. During the period ended June 30, 2019, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$9,960,652	$10,478,000	3.37%

*	For the 181 days borrowings were outstanding.

Management believes that the fair value of the liability under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding balance as of June 30, 2019 is categorized as Level 2.

8. Investment Risks

(a) Non-US Securities Risk—The Fund’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Fund’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Fund’s foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the out-

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

look for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity, and, as a result, the Fund may have to liquidate portfolio securities at disadvantageous prices. During periods of reduced market liquidity, the Fund may not be able to readily sell debt securities at prices at or near their perceived value. Economic and other developments can adversely affect debt securities markets.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Fund’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Fund are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Fund may have to reinvest the proceeds in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(e) Forward Currency Contracts Risk—Forward currency contracts may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risk of default by the counterparty to the contracts and can be illiquid. These contracts are subject to many of the

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

risks of, and can be highly sensitive to changes in the value of, the related currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market. Use of forward currency contracts, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•   Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

•   Level 2—other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

The following table summarizes the valuation of the Fund’s assets and liabilities by each fair value hierarchy level as of June 30, 2019:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2019
Assets:
Common Stocks*
Australia	$—	$1,202,929	$—	$1,202,929
Belgium	—	599,757	—	599,757
Brazil	1,834,391	—	—	1,834,391
Canada	1,560,218	—	—	1,560,218
China	—	4,305,206	—	4,305,206
Finland	—	507,485	—	507,485
France	—	4,536,169	—	4,536,169
Hong Kong	—	2,451,476	—	2,451,476
India	—	367,468	—	367,468
Israel	—	544,266	—	544,266
Japan	—	3,413,782	—	3,413,782
Mexico	887,532	—	—	887,532
Netherlands	—	895,706	—	895,706
Norway	—	1,472,775	—	1,472,775
Peru	510,469	—	—	510,469
Portugal	—	373,486	—	373,486
Russia	846,344	697,707	—	1,544,051
Singapore	—	3,698,528	—	3,698,528
South Africa	—	386,087	—	386,087
South Korea	—	557,883	—	557,883
Switzerland	—	1,191,243	—	1,191,243
Taiwan	627,699	482,733	—	1,110,432
United Kingdom	—	4,573,190	—	4,573,190
United States	33,446,964	—	—	33,446,964
Foreign Government Obligations*	—	9,746,604	—	9,746,604
Short-Term Investments	2,269,987	—	—	2,269,987
Other Financial Instruments† Forward Currency Contracts	—	416,691	—	416,691
Total	$41,983,604	$42,421,171	$—	$84,404,775
Liabilities:
Other Financial Instruments† Forward Currency Contracts	$—	$(158,240)	$—	$(158,240)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

During the period ended June 30, 2019, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$28,800,000
Average amounts sold	$ 8,300,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2019:

Assets - Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$416,691

Liabilities - Derivative Financial Instruments		Total
Forward currency contracts	Unrealized depreciation on forward currency contracts	$158,240

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$583,123

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$(8,489)

As of June 30, 2019, the Fund held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

The required information for the Fund is presented in the below table, as of June 30, 2019:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$416,691	$ —	$416,691

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
BNP Paribas SA	$46,071	$—	$—	$46,071
Citibank NA	105,104	(68,156)	—	36,948
HSBC Bank USA NA	196,281	(65,810)	—	130,471
JPMorgan Chase Bank NA	46	(46)	—	—
Standard Chartered Bank	69,189	(10,529)	—	58,660
Total	$416,691	$(144,541)	$—	$272,150

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$158,240	$ —	$158,240

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Citibank NA	$68,156	$(68,156)	$—	$—
HSBC Bank USA NA	65,810	(65,810)	—	—
JPMorgan Chase Bank NA	13,745	(46)	—	13,699
Standard Chartered Bank	10,529	(10,529)	—	—
Total	$158,240	$(144,541)	$—	$13,699

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2019 (unaudited)

12. Common Stock

The Fund may repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer, the ability of the Fund to raise cash to repurchase shares of its common stock in a tax efficient manner and general market conditions.

13. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Management has evaluated the impact of the amendments and has adopted these amendments and incorporated the changes in the current financial statements and related disclosures. For public business entities, the amendments in this ASU became effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU apply to all entities that are required, under existing GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and determined to incorporate these changes in the financial statements.

14. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from the following, there were no subsequent events that required adjustment or disclosure.

On July 25, 2019, the Fund commenced a one-time tender offer to acquire, in exchange for cash, up to 20% of its outstanding shares of common stock at a price equal to 98% of the Fund’s NAV per share as of the close of regular trading on the NYSE on the day the offer expires (the “Tender Offer”). The Tender Offer expired on August 21, 2019 and resulted in the reduction of the Fund’s net assets by $13,815,411.48.

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan (concluded)

(unaudited)

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2019

Independent Director(3):

Robert M. Solmson (1947)	Director (April 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 - present)
Interested Director(4):

Nathan A. Paul (1973)	Director (April 2017), Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2005)	Investment Manager, Chief Business Officer (April 2017 - present) and Managing Director (2003 - present) Investment Manager, General Counsel (2002 - April 2017)

Class II – Directors with Term Expiring in 2020

Independent Directors(3):

Kenneth S. Davidson (1945)	Director (April 2005)	Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 - 2014)

Nancy A. Eckl (1962)	Director (February 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (69 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 - present)

Columbia Law School, Professor of Law (2008 - 2013)

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited) (continued)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Class III – Directors with Term Expiring in 2021

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 - present)

Cornell Law School, Adjunct Professor (2013 - 2016, 2019)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Richard Reiss, Jr. (1944)	Director (April 2005)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present)

Resource America, Inc., a real estate asset management company, Director (2016 - 2018)

Interested Director(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present)

Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2019, 39 active investment portfolios). Each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited) (concluded)

Name (Year of Birth)	Position(s) with the Fund	Principal Occupation(s)
Address(1)	(Since) and Term(2)	During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 - August 2014)

Christopher Snively (1984)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 - November 2015)

Stephen St. Clair (1958)	Treasurer (April 2005)	Vice President of the Investment Manager

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance (since September 2015)), of the Investment Manager

Vice President and Associate General Counsel of GE Asset Management (July 2011 - September 2015)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018)

Associate at Schulte Roth & Zabel LLP (2014 - March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (April 2005)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2005), whose information is included in the Class I Interested Director section above.

Lazard World Dividend & Income Fund, Inc.

Other Information

(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files its complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Board Consideration of Management Agreement

At meetings of the Board held on May 22, 2019 and June 5, 2019, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written materials provided in advance of the meetings, including, at the June 5, 2019 meeting, additional information requested by the Independent Directors at the May 22, 2019 meeting.

Services Provided

The Investment Manager’s materials addressed, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 39 active funds comprised approximately $29 billion, and the Fund and the other publicly-traded closed-end fund managed by the Investment Manager comprised approximately $327 million, of the approximately $235 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2019).

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its stockholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; and marketing and stockholder servicing activities on behalf of the Fund. The Board accepted the assertion of representatives of the Investment Manager that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a $29 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, comparing, for the fiscal year ended December 31, 2018, the Fund’s:

•	contractual management fee, referred to in the Strategic Insight materials as “advisor fee,” and expense ratio, each on both an unleveraged (“common assets”) and leveraged (“managed assets”) basis, and NAV performance (for one-, three-, five- and ten-year periods ended March 31, 2019) to those of a group of comparison funds selected by Strategic Insight (the “Group”);

•	advisor fee and expense ratio (each based on common assets) to a broader group of funds based on the Fund’s Morningstar category (the “Expense Universe”); and

•	NAV performance (for the one-, three-, five- and ten-year periods ended March 31, 2019 and for each of the four most recently completed calendar years and the first quarter of 2019) to that of the closed-end funds in the Fund’s Morningstar category (the “Category”) and the Fund’s benchmark index.

The Strategic Insight materials outlined the process of construction of the Group, Expense Universe and Category, and representatives of the Investment Manager and independent legal counsel had previously discussed with the Board in further detail the methodologies used by Strategic Insight in constructing the Group, Expense Universe and Category, including how the methodologies could affect the results of the comparisons. The Board noted assertions by representatives of the Investment Manager regarding the lack of comparability of funds within the Group, Expense Universe and Category due to what the Investment Manager believes is a unique strategy of achieving leverage through currency investments, employed by the Fund and another closed-end fund advised by the Investment Manager.

Advisor Fees and Expense Ratios. Representatives of the Investment Manager discussed the results of the Strategic Insight advisor fee and expense ratio comparisons with the Board, which showed that the advisor fees and expense ratios of the Fund were competitive within the Group. The Board considered the comparisons and the perspectives of representatives of the Investment Manager in discussions at the meetings.

Representatives of the Investment Manager advised the Board that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies and strategies similar to those of the Fund.

Performance. When evaluating the performance of the Fund, the Board considered Strategic Insight’s performance analysis along with other information provided by the Investment Manager, as well as the additional perspectives of representatives of the Investment Manager in discussions at the meetings. The Board also would continue to receive regular updates and/or additional information (as requested by the Board) from the Investment Manager in respect of relative underperformance.

Fee Calculation1

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in World Equity Investments for the purposes of making Currency Investments, and considered the potential advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less coun-

terparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

The Board also considered the disclosure included in the Fund’s annual and semi-annual reports (e.g., note 3 in the notes to the financial statements in this report) regarding the Fund’s methodology of calculating the Investment Manager’s fee, stating that this methodology is different from the way closed-end investment companies typically calculate management fees and explaining the risk of potential conflicts associated with the management fee calculation methodology. In addition, the Board also considered that, to evaluate possible conflicts of interest that may arise from the fee calculation methodology, the Investment Manager had adopted procedures that included certain provisions agreed with the Board, including quarterly reporting and certification to the Board. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale

The Board reviewed information prepared by the Investment Manager concerning the estimated profitability percentage of the Management Agreement to the Investment Manager and its affiliates for the calendar year ended December 31, 2018 and the Investment Manager’s cost allocation methodology to compute an estimate of the Fund’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment manager to the Fund.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. The Board (1) considered the Investment Manager’s estimated profitability with respect to the Fund as part of their evaluation of the Fund’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability in light of the relevant circumstances for the Fund.

Conclusions and Determinations

At the conclusion of these discussions, the Board expressed the opinion that it had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $235 billion global asset management business.

•	The Board concluded that the Fund’s fee paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services provided.

•	The Board accepted the explanations of the representatives of the Investment Manager regarding the Fund’s performance and also noted that, subject to stockholder approval, the Board had approved merging the Fund with and into the other publicly traded closed-end fund managed by the Investment Manager.

•	The Board determined that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets. In addition, the Board noted that it had approved a self-tender offer by the Fund of up to 20% of the Fund’s outstanding shares, which would reduce the Fund’s assets to the extent of the value of the tendered shares.

In evaluating the Management Agreement, the Board relied on the information described above, in addition to information provided by the Investment Manager throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Fund in comparison to a benchmark performance index over various time periods; general market outlook as applicable to the Fund; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Investment Manager and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Management Agreement. In deciding whether to vote to approve the Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

[1]	Capitalized but undefined terms in this section have the meanings ascribed in note 3 to the financial statements.

Lazard World Dividend & Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.

P.O. Box 30170

College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent stockholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date August 27, 2019

By /s/ Christopher Snively

Christopher Snively

Chief Financial Officer

Date August 27, 2019